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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2000
                                                         -----------------




                              THE LOEWEN GROUP INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)




      BRITISH COLUMBIA                 1-12163                   98-0121376
    --------------------         --------------------          --------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation )                                      Identification No.)

      4126 NORLAND AVENUE, BURNABY
        BRITISH COLUMBIA, CANADA                                  V5G3S8
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(Address of Principal Executive Offices)                       (Postal code)


        Registrant's telephone number, including area code: 604-299-9321



                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         On November 14, 2000, The Loewen Group Inc. (the "Company"), together with certain of its subsidiaries (collectively with the Company, the "Debtors"), filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"): (a) a Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Their Debtor Subsidiaries (the "Plan") and (b) a related Disclosure Statement (the "Disclosure Statement"). A copy of a press release announcing the filing of the Plan and the Disclosure Statement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         Copies of the Plan and Disclosure Statement as filed with the Bankruptcy Court are attached hereto as Exhibits 99.2 and 99.3, respectively. The Disclosure Statement contains certain projections (the "Projections") of the Debtors' operating profit, free cash flow and certain other items for the fiscal years 2000 through 2003. The Debtors do not, as a matter of course, publish their business plans, budgets or strategies or make external projections or forecasts of their anticipated financial position or results of operations. The Company has filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been filed with the Bankruptcy Court in connection with the Debtors' reorganization proceedings. The Company refers to the limitations and qualifications included in the Disclosure Statement, including without limitation those set forth under the captions "Reorganized LGII -- Projected Financial Information -- Introduction," "Reorganized LGII -- Projected Financial Information -- Principal Assumptions for the Projections" and "Risk Factors -- Projections" with respect to the Projections. In addition, the Company notes that all information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, as a result of the actions of third parties or otherwise.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired:

                  Not Applicable.

         (b)      Pro Forma Financial Information:

                  Not Applicable.

         (c)      Exhibits:

                  Exhibit
                  Number   Exhibit
                  ------   -------

                  99.1     Press release dated November 14, 2000.

                  99.2 Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Their Debtor Subsidiaries.

                  99.3 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Their Debtor Subsidiaries.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE LOEWEN GROUP INC.


                                      By:   /s/ Bradley D. Stam
                                          --------------------------------------
                                          Name:   Bradley D. Stam
                                          Title:  Senior Vice President, Legal &
                                                  Asset Management

Date:  November 14, 2000


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                               EXHIBIT INDEX



Exhibit No.    Exhibit Description
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99.1           Press release dated November 14, 2000

99.2 Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Their Debtor Subsidiaries

99.3 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Loewen Group International, Inc., Its Parent Corporation and Their Debtor Subsidiaries